UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4576

Bond Fund Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Robert G. Zack, Esq.

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end:  December 31

Date of reporting period:  12/31/2007

Item 1.  Reports to Stockholders.

          December 31, 2007

Oppenheimer Convertible Securities Fund	Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Convertible Corporate Bond and Notes Sectors

Health Care	14.9%

Information Technology	12.6

Industrials	10.7

Consumer Discretionary	7.8

Energy	6.3

Consumer Staples	4.0

Financials	3.6

Telecommunication Services	2.2

Utilities	2.1

Materials	0.6

Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2007, and are based on net assets.

Portfolio Allocation

Convertible Corporate Bonds and Notes	65.0%
Stocks	28.3
Investment companies	3.4
Structured Securities	3.3

Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2007, and are based on the total market value of investments.

9  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended December 31, 2007, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.

Management’s Discussion of Fund Performance. For the fiscal year ended December 31, 2007, Oppenheimer Convertible Securities Fund’s Class A shares (without sales charge) delivered positive, generally satisfactory performance that outpaced that of the Merrill Lynch All Convertibles Index. For the 12-month period, the Fund posted a total return of 6.81%, compared to the Merrill Lynch All Convertibles Index, which returned 4.53% for the same period. As an additional point of reference, the Lehman Brothers Aggregate Bond Index returned 6.97% and the S&P 500 Index returned 5.49%. Overall, we attribute these predominantly favorable results to a few key factors.

          First, prudent allocation of the Fund’s exposure to various industry sectors boosted the Fund’s performance versus the benchmark. Our decision to emphasize energy-related securities, which enjoyed continued outperformance due to still-strong global demand, helped returns. Meanwhile, the collapse of the sub-prime mortgage market hurt virtually all financial-related names, as investors shunned the sector at large due to uncertainty about individual companies’ actual exposure to sub-prime mortgages. As a result, our underweight in financial names also substantially benefited the Fund, particularly relative to the Index.

          Equally instrumental in the Fund’s favorable performance was successful individual security selection across a variety of industry sectors. One of our best performers this period was a defense-related security, Alliant Techsystems, Inc. Alliant, the largest supplier of munitions to the U.S. military as well as advanced weapons and space systems, enjoyed solid price appreciation due to an increase in investor demand, stemming from its strong earnings growth and favorable growth prospects.

          Next, while the Fund benefited from our overall emphasis on energy holdings, select companies within this group proved to be outstanding contributors to performance. Energy-services companies like Schlumberger Ltd. and Cameron International Corp. posted solid outperformance relative to the overall market as well as compared to the energy sector in general. Energy-services companies fared well this year due to strong global oil and gas exploration activity, such as undersea pipelines and oil drilling services and products. Likewise, natural gas producers like Chesapeake Energy Corp., an independent exploration and production company, grew at a solid pace through the acquisition of additional reserves, thereby propelling its stock to perform well. Finally, Freeport-McMoRan Copper & Gold, Inc., a mining company that benefited from successful diversification efforts as well as a recent lucrative merger, also performed well for the Fund.

10  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

          We successfully identified a handful of strong performers within the consumer staples category, such as Chattem, Inc., a manufacturer of personal care products and over-the-counter drugs, whose convertible posted good returns due to steady consumer demand. Similarly, Molson Coors Brewing Co., another consumer-staples convertible, performed well for us. Finally, we benefited from select health-care and technology holdings, particularly Teva Pharmaceutical Industries Ltd., a generic-pharmaceuticals giant based in Israel, which performed nicely, and EMC Corp., a leading provider of data-storage systems, which also posted competitive returns.

          On the negative side, E*Trade Financial Corp., the online brokerage and banking company, fell sharply this year as the depth of the company’s exposure to sub-prime mortgages was revealed. As the company suffered significant write-downs, its stock suffered markedly, compressing its convertible issue as well. As such, this holding was a significant detractor to the Fund’s fiscal-year returns. Similarly, our decision to own Washington Mutual Capital Trust and Merrill Lynch & Co., Inc. also hurt returns. Fortunately, we reduced our exposure to Merrill Lynch throughout the second half of the period, thereby mitigating its negative impact on the portfolio. In addition, the fact that we had exposure to Merrill Lynch through defensively positioned convertible bonds, rather than through its common stock, also helped, as its debt securities fell less severely than its equity offerings.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2007. In the case of Class A, Class B, Class C and Class M shares, performance is over a 10-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A and Class M shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

          The Fund’s performance is compared to the performance of the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Merrill Lynch All Convertibles Index. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The Merrill Lynch

11  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE DISCUSSION

All Convertibles Index is an unmanaged index of U.S. convertible securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.

12  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Convertible Securities Fund (Class A)
Merrill Lynch All Convertibles Index
S&P 500 Index
Lehman Brothers Aggregate Bond Index

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period; and for Class M shares, a maximum initial sales charge of 3.25%. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

13  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE DISCUSSION

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Convertible Securities Fund (Class B)
Merrill Lynch All Convertibles Index
S&P 500 Index
Lehman Brothers Aggregate Bond Index

14  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Convertible Securities Fund (Class C)
Merrill Lynch All Convertibles Index
S&P 500 Index
Lehman Brothers Aggregate Bond Index

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period; and for Class M shares, a maximum initial sales charge of 3.25%. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

15  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE DISCUSSION

Class M Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Convertible Securities Fund (Class M)
Merrill Lynch All Convertibles Index
S&P 500 Index
Lehman Brothers Aggregate Bond Index

16  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Convertible Securities Fund (Class N)
Merrill Lynch All Convertibles Index
S&P 500 Index
Lehman Brothers Aggregate Bond Index

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period; and for Class M shares, a maximum initial sales charge of 3.25%. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

17  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 5/1/95. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 5/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/11/96. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

18  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class M shares of the Fund were first publicly offered on 6/3/86. Class M returns include the current maximum initial sales charge of 3.25%. Prior to March 11, 1996, Class M shares were designated as Class A shares. While Class M shares are subject to an annual 0.50% asset-based sales charge, the Board has set that charge at zero effective February 11, 2004.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

19  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in

20  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During 6 Months Ended December 31, 2007

Class A	$1,000.00	$992.10	$4.78

Class B	1,000.00	988.90	8.86

Class C	1,000.00	988.90	8.81

Class M	1,000.00	992.30	4.63

Class N	1,000.00	990.10	6.90

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.42	4.85

Class B	1,000.00	1,016.33	8.98

Class C	1,000.00	1,016.38	8.93

Class M	1,000.00	1,020.57	4.70

Class N	1,000.00	1,018.30	6.99

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

Class	Expense Ratios

Class A	0.95%

Class B	1.76

Class C	1.75

Class M	0.92

Class N	1.37

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

21  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS December 31, 2007

	Principal Amount	Value

Convertible Corporate Bonds and Notes—64.8%

Consumer Discretionary—7.8%

Automobiles—1.3%
Ford Motor Co., 4.25% Cv. Sr. Unsec. Nts., 12/15/36[1]	$5,000,000	$4,993,750

Hotels, Restaurants & Leisure—2.1%
Carnival Corp., 2% Cv. Sr. Unsec. Unsub. Debs., 4/15/21	5,000,000	5,868,750

Scientific Games Corp., 0.75% Cv. Sr. Sub. Nts., 12/1/24	2,000,000	2,495,000

		8,363,750

Leisure Equipment & Products—0.4%
Smith & Wesson Holding Corp., 4% Cv. Sr. Unsec. Nts., 12/15/26	1,500,000	1,410,000

Media—3.3%
Lamar Advertising Co., 2.875% Cv. Sr. Unsec. Nts., 12/31/10	2,000,000	2,332,500

Liberty Media Corp., 0.75% Cv. Sr. Unsec. Unsub. Debs., 3/30/23	5,000,000	5,231,250

Walt Disney Co. (The), 2.125% Cv. Sr. Unsec. Nts., 4/15/23	5,000,000	5,725,000

		13,288,750

Specialty Retail—0.7%
United Auto Group, Inc., 3.50% Cv. Sr. Sub. Nts., 4/1/26	3,000,000	2,977,500

Consumer Staples—4.0%

Beverages—1.5%
Molson Coors Brewing Co., 2.50% Cv. Sr. Nts., 7/30/13	5,000,000	6,018,750

Food Products—1.2%
Archer-Daniels-Midland Co., 0.875% Cv. Sr. Unsec. Nts., 2/15/14	4,000,000	4,845,000

Personal Products—1.3%
Chattem, Inc.:
2% Cv. Sr. Nts., Series AI, 11/15/13[1]	2,500,000	3,575,000
2% Cv. Sr. Unsec. Unsub. Nts., 11/15/13	1,000,000	1,430,000

		5,005,000

Energy—6.3%

Energy Equipment & Services—4.7%
Cameron International Corp., 2.50% Cv. Sr. Unsec. Nts., 6/15/26[1]	4,000,000	6,180,000

Schlumberger Ltd., 2.125% Cv. Sr. Unsec. Nts., 6/1/23	2,000,000	4,947,500

Transocean, Inc., 1.50% Cv. Sr. Unsec. Unsub. Nts., Series B, 12/15/37	7,000,000	7,656,250

		18,783,750

Oil, Gas & Consumable Fuels—1.6%
Peabody Energy Corp., 4.75% Cv. Jr. Unsec. Sub. Debs., 12/15/66	5,000,000	6,362,500

22  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

	Principal Amount	Value

Financials—3.6%

Real Estate Investment Trusts—2.3%
Prologis Trust, 2.25% Cv. Sr. Unsec. Nts., 4/1/37[1]	$5,000,000	$4,950,000

Rayonier TRS Holdings, Inc., 3.75% Cv. Sr. Nts., 10/15/12[2]	4,000,000	4,202,480

		9,152,480

Real Estate Management & Development—0.9%
Forest City Enterprises, Inc., 3.625% Cv. Nts., 10/15/11[1]	4,000,000	3,760,800

Thrifts & Mortgage Finance—0.4%
Countrywide Financial Corp., 1.743% Cv. Sr. Nts., Series A, 4/15/37[1,3]	2,000,000	1,569,600

Health Care—14.9%

Biotechnology—3.7%
Amgen, Inc., 0.375% Cv. Sr. Nts., 2/1/13[1]	4,000,000	3,535,000

Genzyme Corp., 1.25% Cv. Sr. Nts., 12/1/23[1]	4,000,000	4,630,000

Gilead Sciences, Inc.:
0.50% Cv. Sr. Nts., 5/1/11[1]	3,000,000	3,960,000
0.50% Cv. Sr. Nts., 5/1/11	2,000,000	2,640,000

		14,765,000

Health Care Equipment & Supplies—4.2%
Beckman Coulter, Inc.:
2.50% Cv. Sr. Sub. Nts., 12/15/36[1]	3,000,000	3,498,750
2.50% Cv. Sr. Unsec. Nts., 12/15/36[1]	1,000,000	1,166,250

Hologic, Inc., 2% Cv. Sr. Unsec. Unsub. Nts., 12/15/37[3]	4,000,000	4,345,000

Integra LifeSciences Holdings Corp., 2.375% Cv. Sr. Nts., 6/1/12[1]	2,000,000	1,827,500

Medtronic, Inc., 1.50% Cv. Sr. Unsec. Nts., 4/15/11	5,500,000	5,898,750

		16,736,250

Life Sciences Tools & Services—1.6%
Fisher Scientific International, Inc., 3.25% Cv. Sr. Unsec. Sub. Nts., 3/1/24	4,000,000	6,275,000

Pharmaceuticals—5.4%
Allergan, Inc., 1.50% Cv. Nts., 4/1/26[1]	4,000,000	4,705,000

Medicis Pharmaceutical Corp., 2.50% Cv. Sr. Unsec. Nts., 6/4/32	3,000,000	3,120,000

Teva Pharmaceutical Finance II LLC, 0.50% Cv. Sr. Debs., Series A, 2/1/24
(cv. into ADRs of Teva Pharmaceutical Industries Ltd.)	5,000,000	6,287,500

Wyeth, 4.886% Cv. Sr. Unsec. Nts., 1/15/24[3]	7,000,000	7,420,280

		21,532,780

Industrials—10.7%

Aerospace & Defense—4.0%
Alliant Techsystems, Inc., 2.75% Cv. Sr. Sub. Nts., 9/15/11[1]	5,000,000	6,618,750

L-3 Communications Corp., 3% Cv. Sr. Unsec. Bonds, 8/1/35	4,000,000	4,855,000

23  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Aerospace & Defense Continued
Lockheed Martin Corp., 4.619% Cv. Sr. Nts., 8/15/33[3]	$3,000,000	$4,421,400

		15,895,150

Airlines—0.8%
UAL Corp., 5% Cv. Bonds, 2/1/21	3,000,000	3,131,250

Commercial Services & Supplies—2.5%
Covanta Holding Corp., 1% Cv. Unsec. Debs., 2/1/27	4,000,000	4,480,000

Waste Connections, Inc., 3.75% Cv. Sr. Unsec. Nts., 4/1/26	5,000,000	5,581,250

		10,061,250

Construction & Engineering—0.7%
Quanta Services, Inc., 3.75% Cv. Sub. Nts., 4/30/26	2,000,000	2,730,000

Electrical Equipment—1.1%
General Cable Corp., 1% Cv. Sr. Nts., 10/15/12[1]	4,000,000	4,525,000

Machinery—1.6%
Danaher Corp., 1.121% Cv. Sr. Unsec. Unsub. Liquid Yield Option Nts., 1/22/21[4]	5,000,000	6,387,500

SystemOne Technologies, Inc.:
2.888% Cv. Sub. Nts., 12/31/06[1,5]	3,931,593	39,316
8.25% Cv. Sub. Nts., 12/31/06[2,5]	3,212,132	32,121

		6,458,937

Information Technology—12.6%

Communications Equipment—0.8%
Comverse Technology, Inc., 0% Cv. Sr. Unsec. Zero Yield Puttable Securities,
5/15/23[4]	3,000,000	3,333,750

Computers & Peripherals—1.7%
EMC Corp., 1.75% Cv. Sr. Nts., 12/1/11[1]	5,000,000	6,781,250

Internet Software & Services—1.0%
VeriSign, Inc., 3.25% Cv. Jr. Unsec. Sub. Debs., 8/15/37[1]	3,000,000	3,892,500

IT Services—1.9%
DST Systems, Inc., 3.625% Cv. Sr. Unsec. Debs., Series B, 8/15/23	3,000,000	5,141,250

VeriFone Holdings, Inc., 1.375% Cv. Sr. Nts., 6/15/12[1]	3,000,000	2,587,500

		7,728,750

Semiconductors & Semiconductor Equipment—4.3%
Advanced Micro Devices, Inc., 6% Cv. Sr. Nts., 5/1/15[1]	4,000,000	2,865,000

Agere Systems, Inc., 6.50% Cv. Unsec. Unsub. Nts., 12/15/09 (cv. into Agere
Systems, Inc., Cl. A common stock)	5,000,000	5,068,750

Intel Corp.:
2.95% Cv. Unsec. Sub. Debs., 12/15/35[1]	4,000,000	4,335,000
2.95% Cv. Unsec. Sub. Debs., 12/15/35	2,000,000	2,167,500

Xilinx, Inc., 3.125% Cv. Jr. Unsec. Sub. Debs., 3/15/37[1]	3,000,000	2,595,000

		17,031,250

24  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

	Principal Amount	Value

Software—2.9%
Amdocs Ltd., 0.50% Cv. Nts., 3/15/24	$3,000,000	$3,063,750

Red Hat, Inc., 0.50% Cv. Sr. Unsec. Sub. Debs., 1/15/24	3,000,000	3,052,500

Symantec Corp., 0.75% Cv. Sr. Unsec. Nts., 6/15/11	5,000,000	5,237,500

		11,353,750

Materials—0.6%

Metals & Mining—0.6%
Newmont Mining Corp., 1.625% Cv. Sr. Nts., 7/15/17[1]	2,000,000	2,497,500

Telecommunication Services—2.2%

Diversified Telecommunication Services—0.7%
Level 3 Communications, Inc., 2.875% Cv. Sub. Nts., 7/15/10	3,000,000	2,632,500

Wireless Telecommunication Services—1.5%
NII Holdings, Inc., 2.75% Cv. Sr. Unsec. Nts., 8/15/25	5,000,000	6,118,750

Utilities—2.1%

Multi-Utilities—2.1%
CenterPoint Energy, Inc., 3.75% Cv. Sr. Unsec. Nts., Series B, 5/15/23	2,000,000	3,075,000

CMS Energy Corp., 2.875% Cv. Sr. Nts., 12/1/24	4,000,000	5,370,000

		8,445,000

Total Convertible Corporate Bonds and Notes (Cost $246,774,086)		258,457,247

	Shares

Preferred Stocks—23.6%

Consumer Discretionary—2.3%

Automobiles—1.7%
General Motors Corp.:
5.25% Cv. Sr. Unsec. Debs., Series B	200,000	3,872,000
6.25% Cv. Sr. Unsec. Debs., Series C, Non-Vtg.	150,000	2,935,500

		6,807,500

Media—0.6%
Interpublic Group of Cos., Inc. (The), 5.25% Cv. Unsec., Series B1	3,000	2,473,125

Consumer Staples—1.4%

Food Products—1.4%
Bunge Ltd., 5.125% Cv., Non-Vtg.[6]	5,000	5,492,650

Energy—3.5%

Oil, Gas & Consumable Fuels—3.5%
Chesapeake Energy Corp., 5% Cum. Cv., Non-Vtg.[1]	60,000	7,102,500

El Paso Corp., 4.99% Cv.	5,000	7,041,875

		14,144,375

25  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Financials—7.3%

Capital Markets—1.9%
Affiliated Managers Group, Inc., 5.10% Cv.[1]	120,000	$6,330,000

E*TRADE Financial Corp., 6.125% Cum. Cv.	200,000	1,134,000

		7,464,000

Diversified Financial Services—1.3%
CIT Group, Inc., 7.75% Cv. Non-Vtg.[6]	100,000	1,886,000

Citigroup Funding, Inc., 5.02% Cv., Series GNW	125,000	3,138,750

		5,024,750

Insurance—2.9%
MetLife, Inc., 6.375% Cv. Equity Units, Series B (each equity unit consists of a fractional interest in trust preferred securities as well as a stock purchase
contract to purchase MetLife, Inc., Series A and Series B)[7]	200,000	6,118,000

Platinum Underwriters Holdings Ltd., 6% Cv., Series A	170,000	5,482,500

		11,600,500

Real Estate Investment Trusts—0.7%
Simon Property Group, Inc., 6% Cv., Non-Vtg.	40,000	2,861,600

Thrifts & Mortgage Finance—0.5%
Washington Mutual Capital Trust 2001, 5.375% Cum. Cv., Units (each unit consists of one preferred stock and one warrant to purchase shares of
Washington Mutual, Inc.), Non-Vtg.[7]	75,000	2,118,750

Health Care—1.2%

Pharmaceuticals—1.2%
Schering-Plough Corp., 6% Cv.	20,000	4,829,000

Information Technology—1.0%

Communications Equipment—1.0%
Lucent Technologies Capital Trust I, 7.75% Cum. Cv., Non-Vtg.	5,000	4,040,100

Materials—2.7%

Chemicals—0.7%
Celanese Corp., 4.25% Cum. Cv.	50,000	2,727,000

Metals & Mining—2.0%
Freeport-McMoRan Copper & Gold, Inc., 6.75% Cv., Non-Vtg.	40,000	6,036,800

Vale Capital Ltd., 5.50% Cv.	30,000	1,941,600

		7,978,400

Telecommunication Services—1.2%

Wireless Telecommunication Services—1.2%
Crown Castle International Corp., 6.25% Cv.	80,000	4,870,000

26  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

	Shares	Value

Utilities—3.0%

Electric Utilities—1.5%
Entergy Corp., 7.625% Cv.	80,000	$5,740,000

Energy Traders—1.5%
NRG Energy, Inc., 5.75% Cv.	16,000	6,011,200

Total Preferred Stocks (Cost $91,311,533)		94,182,950

Common Stocks—4.6%
Altria Group, Inc.	60,000	4,534,800

AT&T, Inc.	100,000	4,156,000

General Electric Co.	120,000	4,448,400

Johnson & Johnson	80,000	5,336,000

SystemOne Technologies, Inc.[2,6]	197,142	7,886

Total Common Stocks (Cost $16,539,120)		18,483,086

Structured Securities—3.3%
Allegro Investment Corp. SA, Cv. Equity Linked Nts., 5.05%, Exp. 3/17/08
(linked to Comcast Corp. common stock)[2]	154,522	2,816,488

Goldman Sachs Group, Inc. (The), Cv. Equity Linked Nts., 7.10%, Exp. 2/6/08
(linked to Occidental Petroleum Corp. common stock)[2]	87,650	4,827,324

Merrill Lynch & Co., Inc., Redemption Linked Nts., 6.35%, Exp. 1/4/08
(linked to GlobalSantaFe Corp. common stock)[2]	82,342	5,647,014

Total Structured Securities (Cost $12,502,348)		13,290,826

Investment Companies—3.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 5.03%[8,9]
(Cost $13,392,345)	13,392,345	13,392,345

Total Investments, at Value (Cost $380,519,432)	99.7%	397,806,454

Other Assets Net of Liabilities	0.3	1,097,232

Net Assets	100.0%	$398,903,686

Industry classifications are unaudited.

27  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $100,994,091 or 25.32% of the Fund’s net assets as of December 31, 2007.

2. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $17,533,313, which represents 4.40% of the Fund’s net assets. See Note 6 of accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Issue is in default. See Note 1 of accompanying Notes.

6. Non-income producing security.

7. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

8. Rate shown is the 7-day yield as of December 31, 2007.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2006	Gross Additions	Gross Reductions	Shares December 31, 2007

Oppenheimer Institutional
Money Market Fund, Cl. E	18,266,066	198,240,359	203,114,080	13,392,345

	Value	Dividend Income

Oppenheimer Institutional
Money Market Fund, Cl. E	$13,392,345	$900,651

See accompanying Notes to Financial Statements.

28  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $367,127,087)	$384,414,109
Affiliated companies (cost $13,392,345)	13,392,345

397,806,454

Cash	622,175

Receivables and other assets:
Interest and dividends	1,558,327
Investments sold	1,260,861
Shares of beneficial interest sold	861,594
Other	34,920

Total assets	402,144,331

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,683,687
Investments purchased	1,106,737
Distribution and service plan fees	249,118
Trustees’ compensation	69,792
Transfer and shareholder servicing agent fees	58,197
Shareholder communications	47,594
Other	25,520

Total liabilities	3,240,645

Net Assets	$398,903,686

Composition of Net Assets
Paid-in capital	$440,282,724

Accumulated net investment loss	(6,564,828)

Accumulated net realized loss on investments	(52,101,232)

Net unrealized appreciation on investments	17,287,022

Net Assets	$398,903,686

29  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $246,064,446 and
16,894,648 shares of beneficial interest outstanding)	$14.56
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$15.45

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $30,276,554 and 2,075,636 shares
of beneficial interest outstanding)	$14.59

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $54,341,984 and 3,733,294 shares
of beneficial interest outstanding)	$14.56

Class M Shares:
Net asset value and redemption price per share (based on net assets of $64,582,589 and
4,437,188 shares of beneficial interest outstanding)	$14.55
Maximum offering price per share (net asset value plus sales charge of 3.25% of offering price)	$15.04

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $3,638,113 and 249,812 shares of
beneficial interest outstanding)	$14.56

See accompanying Notes to Financial Statements.

30  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2007

Investment Income
Dividends:
Unaffiliated companies	$6,332,066
Affiliated companies	900,651

Interest	4,771,556

Other income	4,293

Total investment income	12,008,566

Expenses
Management fees	2,080,425

Distribution and service plan fees:
Class A	590,439
Class B	356,963
Class C	565,972
Class M	162,897
Class N	24,015

Transfer and shareholder servicing agent fees:
Class A	335,559
Class B	58,340
Class C	94,234
Class M	70,839
Class N	10,161

Shareholder communications:
Class A	51,826
Class B	11,591
Class C	11,636
Class M	10,752
Class N	729

Accounting service fees	128,514

Trustees’ compensation	17,970

Custodian fees and expenses	5,412

Administration service fees	1,500

Other	112,251

Total expenses	4,702,025
Less reduction to custodian expenses	(1,758)
Less waivers and reimbursements of expenses	(17,204)

Net expenses	4,683,063

Net Investment Income	7,325,503

31  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	$32,903,695
Closing and expiration of option contracts written	26,042

Net realized gain	32,929,737

Net change in unrealized appreciation on investments	(12,516,234)

Net Increase in Net Assets Resulting from Operations	$27,739,006

See accompanying Notes to Financial Statements.

32  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2007	2006

Operations
Net investment income	$7,325,503	$10,061,632

Net realized gain	32,929,737	29,135,185

Net change in unrealized appreciation	(12,516,234)	3,105,320

Net increase in net assets resulting from operations	27,739,006	42,302,137

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,495,882)	(7,800,060)
Class B	(974,454)	(1,112,118)
Class C	(1,672,970)	(1,396,887)
Class M	(2,579,241)	(2,400,470)
Class N	(138,724)	(244,472)

	(14,861,271)	(12,954,007)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,162,580)	(27,464,457)
Class B	(11,726,430)	(21,179,903)
Class C	(3,070,785)	(10,458,453)
Class M	(8,635,694)	(13,103,309)
Class N	(13,665,429)	13,889,747

	(38,260,918)	(58,316,375)

Net Assets
Total decrease	(25,383,183)	(28,968,245)

Beginning of period	424,286,869	453,255,114

End of period (including accumulated net investment loss of $6,564,828 and $2,420,816, respectively)	$398,903,686	$424,286,869

See accompanying Notes to Financial Statements.

33  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2007	2006	2005	2004	2003

Per Share Operating Data
Net asset value, beginning of period	$14.16	$13.22	$13.63	$13.27	$11.29

Income (loss) from investment operations:
Net investment income	.29 [1]	.35 [1]	.35 [1]	.43 [1]	.56
Net realized and unrealized gain (loss)	.68	1.04	(.16)	.58	1.98

Total from investment operations	.97	1.39	.19	1.01	2.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.45)	(.60)	(.65)	(.56)

Net asset value, end of period	$14.56	$14.16	$13.22	$13.63	$13.27

Total Return, at Net Asset Value[2]	6.81%	10.63%	1.50%	7.74%	22.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$246,064	$240,088	$251,033	$319,478	$310,641

Average net assets (in thousands)	$251,877	$239,978	$277,049	$321,729	$252,347

Ratios to average net assets:[3]
Net investment income	1.93%	2.57%	2.66%	3.24%	4.48%
Total expenses	0.95%[4]	0.95%[4]	0.97%	0.94%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.96%	0.94%	0.94%

Portfolio turnover rate	56%	54%	50%	54%	61%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2007	0.95%
Year Ended December 31, 2006	0.95%

See accompanying Notes to Financial Statements.

34  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class B Year Ended December 31,	2007	2006	2005	2004	2003

Per Share Operating Data
Net asset value, beginning of period	$14.18	$13.24	$13.65	$13.29	$11.30

Income (loss) from investment operations:
Net investment income	.17 [1]	.24 [1]	.24 [1]	.33 [1]	.43
Net realized and unrealized gain (loss)	.69	1.04	(.15)	.58	2.02

Total from investment operations	.86	1.28	.09	.91	2.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.45)	(.34)	(.50)	(.55)	(.46)

Net asset value, end of period	$14.59	$14.18	$13.24	$13.65	$13.29

Total Return, at Net Asset Value[2]	6.04%	9.75%	0.68%	6.92%	22.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,277	$40,597	$58,483	$84,816	$133,058

Average net assets (in thousands)	$35,744	$47,985	$68,098	$102,670	$139,757

Ratios to average net assets:[3]
Net investment income	1.12%	1.74%	1.84%	2.47%	3.79%
Total expenses	1.76%[4,5,6]	1.75%[4,5]	1.79%[6]	1.75%[6]	1.74%[6,7]

Portfolio turnover rate	56%	54%	50%	54%	61%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2007	1.76%
Year Ended December 31, 2006	1.75%

5. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

See accompanying Notes to Financial Statements.

35  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended December 31,	2007	2006	2005	2004	2003

Per Share Operating Data
Net asset value, beginning of period	$14.15	$13.21	$13.62	$13.27	$11.28

Income (loss) from investment operations:
Net investment income	.17 [1]	.24 [1]	.25 [1]	.33 [1]	.46
Net realized and unrealized gain (loss)	.69	1.04	(.16)	.57	1.99

Total from investment operations	.86	1.28	.09	.90	2.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.45)	(.34)	(.50)	(.55)	(.46)

Net asset value, end of period	$14.56	$14.15	$13.21	$13.62	$13.27

Total Return, at Net Asset Value[2]	6.06%	9.78%	0.72%	6.89%	22.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,342	$55,737	$62,231	$80,995	$82,149

Average net assets (in thousands)	$56,622	$57,353	$69,275	$82,470	$69,787

Ratios to average net assets:[3]
Net investment income	1.13%	1.77%	1.89%	2.48%	3.73%
Total expenses	1.75%[4,5,6]	1.74%[4,5]	1.74%[6]	1.70%[6]	1.70%[6,7]

Portfolio turnover rate	56%	54%	50%	54%	61%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2007	1.75%
Year Ended December 31, 2006	1.74%

5. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

See accompanying Notes to Financial Statements.

36  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class M Year Ended December 31,	2007	2006	2005	2004	2003

Per Share Operating Data
Net asset value, beginning of period	$14.15	$13.21	$13.62	$13.27	$11.28

Income (loss) from investment operations:
Net investment income	.29 [1]	.36 [1]	.36 [1]	.43 [1]	.50
Net realized and unrealized gain (loss)	.68	1.03	(.16)	.57	2.00

Total from investment operations	.97	1.39	.20	1.00	2.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.45)	(.61)	(.65)	(.51)

Net asset value, end of period	$14.55	$14.15	$13.21	$13.62	$13.27

Total Return, at Net Asset Value[2]	6.86%	10.68%	1.55%	7.69%	22.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,583	$70,996	$79,023	$100,877	$114,600

Average net assets (in thousands)	$69,305	$73,597	$86,969	$106,194	$110,337

Ratios to average net assets:[3]
Net investment income	1.96%	2.60%	2.72%	3.24%	4.16%
Total expenses	0.91%[4,5,6]	0.91%[4,5]	0.91%[6]	0.95%[6,7]	1.32%[6,7]

Portfolio turnover rate	56%	54%	50%	54%	61%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2007	0.91%
Year Ended December 31, 2006	0.91%

5. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

See accompanying Notes to Financial Statements.

37  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended December 31,	2007	2006	2005	2004	2003

Per Share Operating Data
Net asset value, beginning of period	$14.16	$13.22	$13.63	$13.27	$11.29

Income (loss) from investment operations:
Net investment income	.23 [1]	.31 [1]	.28 [1]	.37 [1]	.49
Net realized and unrealized gain (loss)	.68	1.02	(.15)	.58	2.00

Total from investment operations	.91	1.33	.13	.95	2.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.51)	(.39)	(.54)	(.59)	(.51)

Net asset value, end of period	$14.56	$14.16	$13.22	$13.63	$13.27

Total Return, at Net Asset Value[2]	6.41%	10.19%	1.04%	7.31%	22.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,638	$16,869	$2,485	$2,131	$1,458

Average net assets (in thousands)	$4,767	$5,669	$2,378	$1,781	$743

Ratios to average net assets:[3]
Net investment income	1.51%	2.26%	2.17%	2.79%	3.87%
Total expenses	1.30%[4]	1.23%[4]	1.45%	1.37%	1.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.23%	1.43%	1.37%	1.35%

Portfolio turnover rate	56%	54%	50%	54%	61%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2007	1.30%
Year Ended December 31, 2006	1.23%

See accompanying Notes to Financial Statements.

38  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Convertible Securities Fund (the “Fund”), a portfolio of the Bond Fund Series, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

          The Fund offers Class A, Class B, Class C, Class M and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class M shares are sold with a reduced front-end sales charge. Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C, M and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but

39  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued

after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2007, securities with an aggregate market value of $71,437, representing 0.02% of the Fund’s net assets, were in default.

Investments With Off-Balance Sheet Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

40  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes

$1,655,431	$—	$51,277,651	$8,769,797

1. As of December 31, 2007, the Fund had $50,922,345 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforward were as follows:

Expiring

2010	$ 50,922,345

2. As of December 31, 2007, the Fund had $355,306 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

3. During the fiscal year ended December 31, 2007, the Fund utilized $29,776,527 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2006, the Fund utilized $21,096,894 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

41  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments

$ 3,391,756	$ 3,391,756

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006

Distributions paid from:
Ordinary income	$14,861,271	$12,954,007

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$389,036,657

Gross unrealized appreciation	$37,813,743
Gross unrealized depreciation	(29,043,946)

Net unrealized appreciation	$8,769,797

Trustees’ Compensation. On November 19, 2007, the Fund’s Board of Trustees voted to freeze participation in the retirement plan for the Board’s independent trustees by not adding new participants to the plan after December 31, 2007. Active independent trustees who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Trustees who were participants prior to that freeze date are not affected.

During the year ended December 31, 2007, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$ 5,062
Payments Made to Retired Trustees	3,273
Accumulated Liability as December 31, 2007	58,337

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar

42  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

43  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount

Class A
Sold	2,962,125	$44,055,334	2,318,909	$31,684,747
Dividends and/or distributions reinvested	529,518	7,822,229	444,736	6,153,926
Redeemed	(3,555,848)	(53,040,143)	(4,798,119)	(65,303,130)

Net decrease	(64,205)	$(1,162,580)	(2,034,474)	$(27,464,457)

Class B
Sold	220,539	$3,295,199	219,096	$2,994,379
Dividends and/or distributions reinvested	42,793	631,751	51,658	716,244
Redeemed	(1,050,913)	(15,653,380)	(1,825,531)	(24,890,526)

Net decrease	(787,581)	$(11,726,430)	(1,554,777)	$(21,179,903)

Class C
Sold	466,886	$6,963,246	363,323	$4,952,367
Dividends and/or distributions reinvested	81,687	1,203,053	71,329	988,545
Redeemed	(754,360)	(11,237,084)	(1,206,502)	(16,399,365)

Net decrease	(205,787)	$(3,070,785)	(771,850)	$(10,458,453)

Class M
Sold	35,567	$526,827	46,520	$635,319
Dividends and/or distributions reinvested	126,043	1,861,386	121,268	1,676,096
Redeemed	(742,555)	(11,023,907)	(1,132,431)	(15,414,724)

Net decrease	(580,945)	$(8,635,694)	(964,643)	$(13,103,309)

Class N
Sold	61,012	$930,385	1,037,870	$14,367,145
Dividends and/or distributions reinvested	8,441	124,258	16,642	234,685
Redeemed	(1,010,689)	(14,720,072)	(51,480)	(712,083)

Net increase (decrease)	(941,236)	$(13,665,429)	1,003,032	$13,889,747

44  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

	Purchases	Sales

Investment securities	$214,874,921	$261,110,654

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule for Sept. 1, 2007 to Dec. 31, 2007		Fee Schedule for Jan. 1, 2007 to Aug. 31, 2007

Up to $50 million	0.6250%	Up to $50 million	0.6250%
Next $250 million	0.5000	Next $250 million	0.5000
Next $700 million	0.4375	Over $300 million	0.4375
Over $1 billion	0.4200

Accounting Service Fees. Accounting service fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended December 31, 2007, the Fund paid $128,519 to the Manager for accounting and pricing services.

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $566,515 to OFS for services to the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in

45  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Fees and Other Transactions with Affiliates Continued

subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C, Class M and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C, Class M and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. While the Class M plan permits an annual asset-based sales charge payment of 0.50%, the Board has set that payment at zero effective February 11, 2004. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C, Class M or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund for all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plan at December 31, 2007 for Class B, Class C and Class N shares were $2,076,402, $2,821,260 and $164,298, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class M Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

December 31, 2007	$ 62,586	$ 768	$ —	$ 101,611	$ 1,581	$ 6

Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

          The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2007, the Manager waived $17,204 for IMMF management fees.

46  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

5. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

          Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

          Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.

          The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

          Written option activity for the year ended December 31, 2007 was as follows:

	Call Options

	Number of Contracts	Amount of Premiums

Options outstanding as of
December 31, 2006	—	$—
Options written	1,000	249,042
Options closed or expired	(1,000)	(249,042)

Options outstanding as of
December 31, 2007	—	$—

6. Illiquid Securities

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

47  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Recent Accounting Pronouncement

In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

48  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Bond Fund Series:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Convertible Securities Fund, (a portfolio of the Bond Fund Series), including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Convertible Securities Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Denver, Colorado
February 12, 2008

49  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

          Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 15.51% to arrive at the amount eligible for the corporate dividend-received deduction.

          A portion, if any, of the dividends paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $2,888,685 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

          Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2007, $13,256,819 or 89.20% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

50  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

          The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

51  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

          The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates, (v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

          Nature and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

Quality of Services. The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board

52  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Edward Everett, the portfolio manager for the Fund, and the Manager’s Growth Equity investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager’s experience, reputation, personnel, operations, and resources.

          Investment Performance of the Manager and the Fund. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each regular quarterly Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end and no-load convertible securities funds advised by the Manager and by other investment advisers. The Board noted that the Fund’s one-year performance was equal to its peer group median. However its three-year, five-year and ten-year performance were below its peer group median.

          Management Fees and Expenses. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other convertible securities funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses are lower than its peer group median.

          Economies of Scale. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund’s shareholders and the current level of Fund assets in

53  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT Unaudited / Continued

relation to the Fund’s breakpoint schedule for its management fees. The Board also noted the Fund’s breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders. Based on this evaluation, the Board requested and the Manager agreed to a revised breakpoint schedule. Effective September 1, 2007, the Fund pays the Manager at the following annual rates that decline as the Fund’s assets grow: 0.6250% of the first $50 million of average annual net assets, 0.5000% of the next $250 million of average annual net assets, 0.4375% of the next $700 million of average annual net assets, and 0.4200% of average annual net assets in excess of $1.0 billion.

          Benefits to the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates for services provided.

          Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

          Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund’s shareholders and that the amount and structure of the compensation received by the Manager and its affiliates, and the revised management fee structure adopted by the Board and the Manager, are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.

54  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Thomas W. Courtney, Chairman of the Board of Trustees (since 2001), Trustee (since 1995) Age: 74

Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner of Trivest Venture Fund (private venture capital fund); President of Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment companies: Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

John Cannon, Trustee (since 1999) Age: 78

Director of Neuberger Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, (open-end investment companies) (1995-present); Director of Neuberger Berman Equity Funds (open-end investment company) (since November 2000); Trustee, Neuberger Berman Mutual Funds (open-end investment company) (since October 1994); Mr. Cannon held the following positions at CDC Investment Advisors (registered investment adviser): Chairman and Treasurer (December 1993-February 1996), Independent Consultant and Chief Investment Officer (1996-June 2000) and Consultant and Director (December 1993-February 1999). Oversees 3 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2005) Age: 68

President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since January 2004); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1995-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1995-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1995-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1995-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 63 portfolios in the OppenheimerFunds complex.

55  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Robert G. Galli, Trustee (since 1998) Age: 74	A director or trustee of other Oppenheimer funds. Oversees 63 portfolios in the Oppenheimer Funds complex.

Lacy B. Herrmann, Trustee (since 1995) Age: 78

Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company) (since December 2004); Chairman of Aquila Management Corporation and Aquila Investment Management LLC (since August 1984); Chief Executive Officer and President of Aquila Management Corporation (August 1984-December 1994); Vice President, Director and Secretary of Aquila Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President and Chairman of the Board of Trustees of Capital Cash Management Trust (“CCMT”); President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT); Chairman, President and Director of InCap Management Corporation; Sub-Advisor and Administrator of Prime Cash Fund & Short Term Asset Reserves; Director of OCC Cash Reserves, Inc. (open-end investment company) (June2003-December 2004); Trustee of Premier VIT (formerly PIMCO Advisors VIT) (investment company) (since 1994); Trustee of OCC Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Trustee (since 2001) Age: 64

General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since October 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of the Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 63 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER

The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer (since 2001) and Trustee (since 2005) Age: 58

Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001),

56  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

John V. Murphy, Continued

HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Everett, Zack, Gillespie and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Edward Everett, Vice President and Portfolio Manager (since 2000) Age: 41

Vice President of the Manager (since January 2000); Assistant Vice President of the Manager and of the Fund (January 1996-January 2000). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 57

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 48

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 37

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 37

Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

57  |  OPPENHEIMER CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Robert G. Zack, Secretary (since 2001) Age: 59

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40

Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 102 portfolios in the OppenheimerFunds complex.

Phillip S. Gillespie, Assistant Secretary (since 2004) Age: 44

Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 42

Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.

58 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,000 in fiscal 2007 and $21,000 in fiscal 2006.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2007 and $216,204 in fiscal 2006 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2007 and $216,204 in fiscal 2006 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Audit Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.

The Fund’s Audit Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.

The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.

The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.

Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.

Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2007, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bond Fund Series

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	02/07/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	02/07/2008

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	02/07/2008